Exhibit 99.2

     February 17, 2022

   This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, or for the Company’s product candidates in the U.S., Europe, Japan or other markets, including regulatory approval for the Lamira® Nebulizer System and the drug delivery device for TPIP in each market and for each usage; failure to successfully commercialize ARIKAYCE, the Company's only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the COVID-19 pandemic and efforts to reduce its spread on the Company’s business, employees, including key personnel, patients, partners and suppliers; risk that brensocatib does not prove effective or safe for patients in ongoing and future clinical studies, including the ASPEN study; risk that TPIP does not prove to be effective or safe for patients in ongoing and future clinical studies; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company’s inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that the Company will not successfully or in a timely manner complete the study to validate a PRO tool and the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE; inability of the Company, PARI or the Company’s other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company’s inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE or the Company’s product candidates; inaccuracies in the Company’s estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or the Company’s other product candidates or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company’s inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of the Company’s product candidates that are approved in the future; failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; risk that the Company’s competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product the Company is developing for a particular indication; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP and the Company’s other product candidates due to the Company’s limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and its potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; risks that the Company’s clinical studies will be delayed or that serious side effects will be identified during drug development; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company’s product candidates for commercial or clinical needs, to conduct the Company’s clinical trials, or to comply with the Company’s agreements or laws and regulations that impact the Company’s business or agreements with the Company; failure to comply with the Company’s obligations in the Company’s third party agreements; the Company’s inability to attract and retain key personnel or to effectively manage the Company’s growth; the Company’s inability to successfully integrate its recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that the Company’s acquired technologies, products and product candidates are not commercially successful; the Company’s inability to adapt to its highly competitive and changing environment; risk that the Company is unable to maintain its significant customers; risk that government healthcare reform materially increases the Company’s costs and damages its financial condition; the Company’s inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE or the Company’s product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; risk that the Company’s operations are subject to a material disruption in the event of a cybersecurity attack or issue; business disruptions or expenses related to the upgrade to the Company’s enterprise resource planning (ERP) system; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company’s business, including any pricing reform, and failure to comply with such laws and regulations; the Company’s history of operating losses, and the possibility that the Company may never achieve or maintain profitability; goodwill impairment charges affecting the Company’s results of operations and financial condition; inability to repay the Company’s existing indebtedness and uncertainties with respect to the Company’s ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company’s forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Company filings with the Securities and Exchange Commission (SEC).The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

               Refractory MAC lung disease  Front Line MAC lung disease: ARISE & ENCORE            Bronchiectasis: ASPEN  Cystic Fibrosis (CF)Chronic Rhinosinusitis without Nasal Polyps (CRS) Hidradenitis Suppurativa (HS)  Pulmonary arterial hypertension (PAH)  Pulmonary hypertension associated with interstitial lung disease (PH-ILD)Other rare pulmonary disorders      Gene TherapyProtein De-immunization Breakthrough Manufacturing    Not for promotional use

       $766.8M  $188.5M  $159.5M  $16M  $12.9M  13.2%$44.2M$272.7M$234.3M  Cash to support ongoing business into 2024, driven by three factors:  ARIKAYCE revenue  How fully and broadly we pursuepipeline programs  How we resource launch readiness

       Currently 50% Enrolled  Anticipated Enrollment CompletionEarly 2023      40 Countries  ~460 Sites  Patient Enrollment Initiated December 2020              DSMB Approval of Study Continuation

Brensocatib Phase 2 in CF


Up to
4 weeks
Single-Blind Treatment period
4 weeks
Follow-up Period
4 weeks
Screening
N = 36 - 48
Brensocatib 10 mg QD
Brensocatib 25 mg QD
Brensocatib 40 mg QD
Placebo QD
After Safety Review Committee review of safety + PK data from cohorts dosed with 10, 25, 40mg or placebo, if appropriate, a fourth cohort will be dosed with brensocatib 65mg or placebo
Brensocatib 65 mg QD
Baseline
day 1 randomization
EOT
day 28
EOS
day 56

Primary Endpoint

PK (Cmax and AUC) of brensocatib in CF subjects after 28 days of QD oral administration

Secondary Endpoint

Safety and tolerability of brensocatib

Exploratory Endpoints

- Change from baseline in sputum concentration of NE, Cat G and PR3 over 4-week treatment period
- Change from baseline in blood concentration of NE, Cat G and PR3 over 4-week treatment period
- Change from baseline in lung function at Day 28
- Change from baseline in CFQ-R (Cystic Fibrosis Questionnaire-Revised) at week 4
- To evaluate the PK/PD relationship between dose/exposure and NE activity
- To evaluate the PK/PD relationship between dose/exposure and FEV1 insmed

EOS, end of study; EOT, end of treatment; QD, once daily;

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Brensocatib: Potential Additional Indications

SIGNIFICANT UNMET NEED

CRSsNP



Ethmoid sinus
Superior turbinate
Middle turbinate
Maxillary sinus
Inferior turbinate
Thickened sinus mucosa

- Nasal obstruction and/or congestion
- Nasal secretion, post-nasal drip
- Facial pain, pressure
- Loss of smell

Chronic Rhinosinusitis Without Nasal Polyps

- No approved treatments
- Many patients do not respond to corticosteroids and/or endoscopic sinus surgery (ESS)
- ~33M patients with CRS[1] and ~26M patients with CRSsNP in the U.S.
- Targeting severe patient population
- Approximately 155K patients require ESS annually in the U.S.; Approximately 15%, or 23K patients require repeat surgery annually.[1]
- Addressable market of ~23K - ~155K annually in the U.S.

Hidradenitis Suppurativa

- Only one approved treatment
- Patients may need multiple therapies and/or surgery to maintain control of disease
- ~300K diagnosed patients in the U.S.[2,3]
- Targeting moderate to severe patient population
- ~1/3 of diagnosed patients have moderate to severe disease
- Addressable market of ~100K patients with moderate to severe disease in the U.S.[2]

HS



Underarm
Breast area
Groin

- Inflamed lesions and nodules
- Deep abscesses
- Draining fistulas
- Severe scars

insmed

[1]Cho et. Al, Chronic Rhinosinusitis without Nasal Polyps J Allergy Clin Immunol Pract. 2016 ; 4(4): 575–582. doi:10.1016/j.jaip.2016.04.015
[2]Phan et al, Global prevalence of hidradenitis suppurativa and geographical variation—systematic review and metaanalysis Biomedical Dermatology (2020) 4:2
[3]Puri, Ajay: Hidradenitis Suppurativa Executive Insights, DRG Nov 2019

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Brensocatib Phase 2 in CRSsNP



4 weeks
Treatment period
24 weeks
4 weeks
Screening
R
Brensocatib 40 mg QD
Brensocatib 10 mg QD
Placebo QD
Off-treatment
follow-up
N = ~150 total
Baseline
EOT
(primary analysis)
EOS

Key eligibility criteria

≥2 of the following symptoms for 12 weeks:

- Nasal congestion/blockage/ obstruction with moderate or severe symptom severity (score 2 or 3) and a weekly average severity of >1 at the time of randomization AND
- Loss of smell OR
- Rhinorrhea (anterior/posterior)

Sino-nasal Outcome Test 22 of at least 30

Bilateral LMK-CT score ≥6

Primary Endpoint

Change in Total Symptom Score (TSS)

Secondary Endpoint

- Change in LMK-CT (Lund-MacKay computed tomography) score
- Change in Sino-nasal Outcome Test 22 score
- Change in VAS (visual analog scale) Score

Exploratory Endpoint

NSPs in blood

insmed

EOS, end of study; EOT, end of treatment; QD, once daily

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   Period 2OLE 36 weeks                                    Period 116 weeks  Baseline  EOT(primary analysis)  EOS  Up to 4 weeks    Percentage of subjects achieving 50% improvement as measured by Hidradenitis Suppurativa Clinical Response (HiSCR) at Week 16    Mean change in total AN (total abscesses and inflammatory nodules) count at Week 16% patients with HS flaresHiSCR 75 and 90Mean Change from Baseline in Skin Pain on the HS Numeric Rating Scale (NRS) at Week 16IHS4Proportion of patients requiring rescue therapy over the 16-week treatment period  Hurley Stage II or IIIPrevious anti-TNF α Treatment    Adults with mod/severe disease  Excludes patients on TNFα therapy in previous 6 months  Inadequate response to systemic antibiotics  EOS, end of study; EOT, end of treatment; QD, once daily.

     Currently 50% enrolled Anticipated enrollment completion in 2022    ARISE    ENCORE  Enrollment Completion Anticipated in 2023Once ARISE is fully enrolled, anticipate enrollment in ENCORE to accelerate      Data Expected1H23

 TPIP is an investigational drug product that has not been approved for any indication in any jurisdiction.    Simplifying dosing with once daily administration  Providing prolonged, localized pulmonary vasodilationOffering improved tolerability,with fewer prostanoid-related side effectsEnabling higher dosing for superior efficacywith the potential for disease-modifying effect

                             4 weeks  Treatment period 16 weeks  Baseline  EOT(primary analysis)  EOS  4 weeks      2:1 active : placebo  Change from baseline in pulmonaryvascular resistance (PVR) at week 16  Change from baseline in exercise capacity (6MWD)Change from baseline in WHO Functional classChange from baseline in Quality ofLife (CAMPHOR questionnaire)Change from baseline in biomarkers of cardiac stress (NT-proBNP)    EOS, end of study; EOT, end of treatment; QD, once daily.

                               4 weeks  Treatment period 16 weeks  Baseline  EOT(primary analysis)  EOS  4 weeks      PK  3:1 active : placebo  Safety and tolerabilityOxygenation    Improvement in exercise capacity (6MWD)Improvement in biomarkers of cardiac stress (NT-proBNP)Improvement in lung function andpulmonary vascular volume (FRI)Improvements in Quality of Life (CAMPHOR questionnaire)  EOS, end of study; EOT, end of treatment; QD, once daily.

   Phase 2aData expected in 2022  Phase 2bFirst site initiation late 2021      PAH    Phase 2Site initiation underwayPH-ILD

Translational Medicine: Anticipated Milestones



2021
2022
2023
2024
2025
Candidate 1
GMP Manufacturing
IND Enabling Studies
IND
Candidate 2
GMP Manufacturing
IND Enabling Studies
IND
Candidate 3
Candidate Identified
Manufacturing & IND Enabling Studies
IND
Candidate 4
Candidate Identified
Manufacturing & IND Enabling Studies
IND
Candidate 5
Deimmunization and POC Studies
IND Enabling Studies
IND
Candidate 6
Deimmunization and POC Studies
IND Enabling Studies
IND
Candidate 7
Deimmunization and POC Studies
IND Enabling Studies
IND
Candidate 8
Deimmunization and POC Studies
IND Enabling Studies
IND
Candidate 9
Capsid Deimmunization
Transgene Deimmunization and POC Studies
IND Enabling Studies
IND

15

     U.S.JapanEurope      CRSHSBronchiectasisCF

           12K-17KRefractory MAC patients(2019E)*  *Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US    U.S. ARIKAYCE franchise has remained resilient throughout the ongoing pandemic

               15K-18KRefractory MACpatients(2018E)*  *Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US    Japan expected to be thesecond largest revenue generator of the markets we are pursuing

         *Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US† European 5 comprised of France, Germany, Italy, Spain and the United Kingdom    1,400Refractory MACpatients(2018E)*    ARIKAYCE currently available and reimbursed in Germany, the Netherlands, Wales, and Scotland  Anticipate reimbursement decisions in England, France, and Italy in 2022

Brensocatib Market Opportunity

	Bronchiectasis	Cystic Fibrosis	CRSsNP	HS
ADDRESSABLE MARKET	• ~340K - ~540K diagnosed patients in U.S. • ~350K - ~500K diagnosed patients in Europe • ~1M - ~5M diagnosed patients in Asia-Pacific • **~1.7M – 6M total diagnosed patients worldwide**	• ~35K diagnosed patients in U.S. • ~33K diagnosed patients in Europe • **~70K total diagnosed patients worldwide**	• ~26M patients with CRSsNP in the U.S.* • 155K patients require ESS annually in the US. 15%, or 23K patients, require repeat surgery each year[1] • **Addressable incidence market of severe patients of ~23K-~155K annually in U.S.** • Europe market estimated to be ~20% smaller than U.S. market • Japan market estimated to be ~80% smaller than U.S. market	• ~300K diagnosed patients in the U.S.[2,3] • ~1/3 of diagnosed patients have moderate to severe disease.[2] • **Addressable market of ~100K patients with moderate to severe disease in U.S.** • Europe market estimated to be 3-4x U.S. market • Japan market estimated to be ~10% of U.S. market
CURRENT APPROACH	**No approved treatments**	CFTR modulators, mucolytics, antibiotics	• **No approved treatments** • Dupixent, Nucala, and Xolair approved for CRS with nasal polyps (targeting eosinophilic-driven disease)	Humira
LIMITATIONS OF CURRENT APPROACHES	Treatment regimens are built around airway clearance and antibiotic therapy to reduce symptom burden and risk of exacerbations	No approved anti-inflammatory treatments targeting neutrophil-mediated inflammation	Significant burden for patients who do not respond to corticosteroids and/or endoscopic sinus surgery	Significant burden for patients who require multiple therapies and/or surgery to manage disease
POTENTIAL SOLUTION	Targeting neutrophil-mediated inflammation, the key driver of exacerbations and disease progression	Targeting neutrophil-mediated inflammation, the key driver of exacerbations and disease progression	• Potential symptom relief by reducing the contribution of neutrophil serine proteases • Potential for first-in-disease therapy	Targeting a key component of the inflammatory process observed in HS

*CRSsNP prevalence proxy based on incidence rate

[1] Cho et. Al, Chronic Rhinosinusitis without Nasal Polyps J Allergy Clin Immunol Pract. 2016;4(4): 575–582. doi:10.1016/j.jaip.2016.04.015

[2] Phan et al, Global prevalence of hidradenitis suppurativa and geographical variation—systematic review and metaanalysis Biomedical Dermatology (2020) 4:2

[3] Puri, Ajay: Hidradenitis Suppurativa Executive Insights, DRG Nov 2019

insmed

20

2022        2023      Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  ARISE  ENCORE  ASPEN  Phase 2 in CF              Phase 2a in PAH  Enrollment Completion  Top-line Data  Enrollment Completion  Enrollment Completion  Top-line Data  Top-line Data          Begin IND-enabling Studies      Gene Therapy  ProteinDe-immunization  Manufacturing  IND Filing in New  Non-pulmonary Indication  Begin GMP Manufacturing  Continue De-immunization and Proof-of-Concept Studies